UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

NEW YORK MORTGAGE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue

New York, New York 10016

(Address and zip code of

principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders.

2013 Annual Meeting of Stockholders

On May 9, 2013, New York Mortgage Trust, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). There were 41,521,830 shares of common stock of the Company represented in person or by proxy at the Annual Meeting, constituting approximately 83.6% of the outstanding shares of common stock on March 14, 2013, the record date for the Annual Meeting.

The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1: To elect five directors to the Company’s Board of Directors.

Name	For	Withheld
David R. Bock	10,355,640	338,204
Alan L. Hainey	10,346,996	346,848
Steven R. Mumma	10,419,888	273,956
Douglas A. Neal	10,435,711	258,133
Steven G. Norcutt	10,366,546	327,298

In addition, there were 30,827,986 broker non-votes associated with the election of the directors. All director nominees were duly elected at the Annual Meeting. Each of the individuals named in the above table will serve as director until the 2014 annual meeting of stockholders and until his successor is duly elected and qualified.

Proposal 2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
8,713,634	1,326,791	653,419	30,827,986

At the Annual Meeting, stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. This advisory vote is commonly referred to as a “say-on-pay vote.”

Proposal 3: To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
8,845,116	256,679	992,702	599,347	30,827,986

At the Annual Meeting, a majority of the votes cast on Proposal 3, which is commonly referred to as a “say-when-on-pay vote,” were cast in favor of holding future say-on-pay votes annually. In light of the outcome of this advisory vote, the Board of Directors has determined that future say-on-pay votes will be submitted to stockholders annually until the next required say-when-on-pay vote. The Company is required to conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation every six years.

Proposal 4: To ratify, confirm and approve the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
40,007,337	984,436	530,057	N/A

At the Annual Meeting, stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Item 7.01.       Regulation FD Disclosure.

The Company today announced that its Chief Executive Officer and President, Steven R. Mumma, will make a presentation at the JMP Securities Financial Services & Real Estate Conference at 6 p.m. New York time on Monday, May 13, 2013 in San Francisco, CA.

A copy of the Company’s presentation materials will be available on the investor relations section of the Company’s web site, www.nymtrust.com, starting at approximately 5 p.m. New York time on May 13, 2013. The information contained on the Company’s website is not incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)

Date: May 10, 2013	By:	/s/ Steven R. Mumma
Steven R. Mumma Chief Executive Officer and President